UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a vote of Security Holders

The company convened its annual general meeting of shareholders on May 18, 2011 pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.1	Election of Evan G. Greenberg

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
264,977,811	5,605,036	127,155	7,930,678

1.2	Election of Leo F. Mullin

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
270,242,038	398,059	69,905	7,930,678

1.3	Election of Olivier Steimer

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
270,185,620	405,105	119,277	7,930,678

1.4	Election of Michael P. Connors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
268,779,976	1,837,956	92,070	7,930,678

1.5	Election of Eugene B. Shanks, Jr.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
267,453,000	3,183,865	73,137	7,930,678

1.6	Election of John A. Krol

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
266,635,230	4,003,090	71,682	7,930,678

2.1	Approval of the annual report

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,353,547	65,511	1,290,944	7,930,678

2.2	Approval of the statutory financial statements of ACE Limited

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,297,771	87,601	1,324,630	7,930,678

2.3	Approval of the consolidated financial statements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,312,656	71,283	1,326,063	7,930,678

3.	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
270,375,610	79,414	254,978	7,930,678

4.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
268,293,283	675,238	1,741,481	7,930,678

5.1	Election of PricewaterhouseCoopers AG (Zurich) as the company’s statutory auditor until the company’s next annual ordinary general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
277,880,984	697,622	62,074	0

5.2	Ratification of appointment of independent registered public accounting firm PricewaterhouseCoopers LLP (United States) for purposes of United States securities law reporting for the year ending December 31, 2011

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
276,264,428	2,305,953	70,299	0

5.3	Election of BDO AG (Zurich) as special auditing firm until the company’s next annual ordinary general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
278,323,264	219,792	97,624	0

6.	Approval of dividends from legal reserves

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
278,352,920	170,968	116,792	0

7.	Advisory vote on executive compensation

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
209,108,872	60,801,067	800,063	7,930,678

8.	Advisory vote on the frequency of submission of advisory vote on executive compensation to shareholders

One Year	Two Years	Three Years	Shares Abstained	Broker Non-Votes
202,842,090	1,124,281	59,796,310	6,947,321	7,930,678

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Robert F. Cusumano
Robert F. Cusumano
General Counsel

DATE: May 20, 2011